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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2000

                              MESA AIR GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

    Nevada                          0-15495                      85-0302351
(State or Other             (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

     410 North 44th Street, Suite 700, Phoenix, Arizona             85008
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:             (602) 685-4000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events

Mesa Air Group confirmed today that it holds approximately 660,000 shares (3% of the outstanding shares) of Mesaba Holdings as of the close of business on November 1, 2000 and that on October 12, 2000 the company sent a letter to the Special Committee of the Board of Directors of Mesaba expressing an interest in exploring a possible business combination with Mesaba.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MESA AIR GROUP, INC.

                                             By: /s/ Robert B. Stone
                                                 -------------------------------

                                             Name:   Robert B. Stone
                                                   -----------------------------

                                             Title:  Chief Financial Officer
                                                   -----------------------------

Dated: November 2, 2000